                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) August 27, 1997


                                SIPEX CORPORATION
              (Exact name of registrant as specified in its charter)


                                  Massachusetts
                        ---------------------------------
                  (State or other jurisdiction of incorporation)

       0-27892                                      04-6135748
------------------------                   ---------------------------------
(Commission File Number)                   (IRS Employer Identification No.)



                   22 Linnell Circle, Billerica, Massachusetts 01821
                 -----------------------------------------------------
                       (Address of principal executive offices)


                  Registrant's telephone number, including area code:

                                    (978) 667-8700
                                   ----------------

ITEM 5. OTHER EVENTS.

The Registrant effected a two-for-one stock split in the form of a 100% stock dividend on August 27, 1997, which stock split in the form of a dividend was paid to stockholders of record of the Registrant on August 18, 1997.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SIPEX CORPORATION
                                     -----------------
                                     (Registrant)



                                     By: /s/ Frank R. DiPietro
                                        ----------------------
                                         Frank R. DiPietro
                                         Executive Vice President, Finance
                                         and Chief Financial Officer
                                         (Duly Authorized Officer
                                         and Principal Financial)


Dated: September 11, 1997



                                      -2-